Bank of America.


                                                      Bank of America
                                                      475 CrossPoint Parkway
                                                      PO Box 9000
                                                      Getzville, NY 14068-9000

    Certification Regarding Compliance with Applicable Servicing Criteria

1. BANK OF AMERICA, N.A. is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include domestic asset-backed securities transactions for which BANK OF AMERICA, NA. acted as servicer involving residential mortgage loans, other than government sponsored entities, or transactions that do not have scheduled interest and/or scheduled principal remittance schedules as outlined in their respective transaction agreements, with the exception of certain private whole loan transactions. (the "Platform");

2. BANK OF AMERICA, N.A. has engaged certain vendors, which are not servicers as defined in Item 1101(j) of Regulation AB (the "Vendors"), to perform specific, limited or scripted activities, and BANK OF AMERICA, NA. elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto;

3. Except as set forth in paragraph 4 below, BANK OF AMERICA, N.A. used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to BANK OF AMERICA, NA based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. BANK OF AMERICA, NA. has complied, in all respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole;

6. BANK OF AMERICA, NA has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole;

7. BANK OF AMERICA, N.A. has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole; and

8. PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report on BANK OF AMERICA, N.A.'s assessment of compliance with the applicable servicing criteria for the Reporting Period.

February 29, 2008

                                              BANK OF AMERICA, N,A.

                                              By:/s/H. Randall Chestnut
                                                 --------------------------
                                                 Name: H. Randall Chestnut
                                                 Title: Senior Vice President















                                    APPENDIX A


--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                       Criteria                                                                              NOT
                                                                                          Performed    Performed by   Performed
                                                                                             by        subservicer     by Bank
                                                                                          Vendor(s)    or vender(s)  of America,
                                                                                          for which    for which       N.A. by
                                                                             Performed    Bank of     Bank of     subservicer(s)
                                                                              Directly   America,N.A.  America,N.A. or vendor(s)
                                                                                by         is the      is NOT the    retained by
                                                                              Bank of    Responsible   Responsible    Bank of
                                                                             America,N.A.  Party        Party      America,N.A.

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in          X
1122(d)(1)(i)     accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted to
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.                                      X
--------------------------------------------------------------------------------------------------------------------------------
                  Any requirements in the transaction agreements to maintain a                                            X
1122(d)(1)(iii)   back-up servicer for the mortgage loans are maintained,
--------------------------------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the   X
1122(d)(1)(iv)    transaction agreements.
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                       Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on mortgage loans are deposited into the
                  appropriate custodial bank accounts and related bank            X
                  clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made via wire transfer on behalf of an obligor    X(i)        X(ii)
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged
                  for such advances, are made, reviewed and approved as           X
1122(d)(2)(iii)   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with
                  respect to commingling of cash) as set forth in the             X
1122(d)(2)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Each custodial account is maintained at a federally insured
                  depository institution as set forth in the transaction          X
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)     Exchange Act
--------------------------------------------------------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to prevent unauthorized   X
1122(d)(2)(vi)    access.
--------------------------------------------------------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                       Criteria                                                                              NOT
                                                                                          Performed    Performed by   Performed
                                                                                             by        subservicer     by Bank
                                                                                          Vendor(s)    or vender(s)  of America,
                                                                                          for which    for which       N.A. by
                                                                             Performed    Bank of     Bank of     subservicer(s)
                                                                              Directly   America,N.A.  America,N.A. or vendor(s)
                                                                                by         is the      is NOT the    retained by
                                                                              Bank of    Responsible   Responsible    Bank of
                                                                             America,N.A.  Party        Party      America,N.A.

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all         X
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
--------------------------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the      X(iii)
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
1122(d)(3)(i)     Servicer.
--------------------------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in
                  accordance with timeframes, distribution priority and other     X(iv)
1122(d)(3)(ii)    terms set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two
                  business days to the Servicer's investor records, or such       X
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment, or       X
1122(d)(3)(iv)    custodial bank statements.
--------------------------------------------------------------------------------------------------------------------------------
                            Pool Asset Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Collateral or security on mortgage loans is maintained as
                  required by the transaction agreements or related mortgage      X
1122(d)(4)(i)     loan documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Mortgage loans and related documents are safeguarded as         X
1122(d)(4)(ii)    required by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool
                  are made, reviewed and approved in accordance with any          X
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on pool mortgae loans, including any payoffs, made
                  in accordance with the related mortgage loan documents are      X(v)        X(v)
                  posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
1122(d)(4)(iv)    in accordance with the related mortgage loan documents.
--------------------------------------------------------------------------------------------------------------------------------
                  The Servicer's records regarding the mortgage loans agree
                  with the Servicer's records with respect to an obligor's        X
1122(d)(4)(v)     unpaid principal balance.
--------------------------------------------------------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                       Criteria                                                                              NOT
                                                                                          Performed    Performed by   Performed
                                                                                             by        subservicer     by Bank
                                                                                          Vendor(s)    or vender(s)  of America,
                                                                                          for which    for which       N.A. by
                                                                             Performed    Bank of     Bank of     subservicer(s)
                                                                              Directly   America,N.A.  America,N.A. or vendor(s)
                                                                                by         is the      is NOT the    retained by
                                                                              Bank of    Responsible   Responsible    Bank of
                                                                             America,N.A.  Party        Party      America,N.A.

--------------------------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are
                  made, reviewed and approved by authorized personnel in          X
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.         X
--------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with
                  the transaction agreements. Such records are maintained on at   X
                  least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for mortgage
                  loans with variable rates are computed based on the related    X
1122(d)(4)(ix)    mortgage loan documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Regarding any funds held in trust for an obligor (such as
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                  mortgae loan documents and state laws; and (C) such funds
                  are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other
1122(d)(4)(x)     number of days specified in the transaction agreements.        X
--------------------------------------------------------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided        X(vii)         X(viii)
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment
                  to be made on behalf of an obligor are paid from the
                  Servicer's funds and not charged to the obligor, unless the     X(ix)          X(x)
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records maintained
                  by the servicer, or such other number of days specified in      X(xi)          X(xii)
1122(d)(4)(xiii)  the transaction agreements.
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                  Delinquencies, charge-offs and uncollectible accounts are
                  recognized and recorded in accordance with the transaction      X
1122(d)(4)(xiv)   agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any external enhancement or other support, identified in Item
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is        X
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
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
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



i Bank of America, N.A. under criterion 1122(d)(2)(ii) makes authorized disbursements on behalf of an obligor for escrowed amounts and to the nvestors for their disbursements except for specific, limited instances where the tax monitoring vendors make disbursements on behalf of an obligor.

ii Under criterion 1122(d)(2)(ii), in specific, limited instances where the tax monitoring vendors make the disbursements on behalf of an obligor.

iii Criterion under 1122(d)(3)(i)(b) are performed either by Bank of America N.A. or another participant in the servicing function as descibed in the transaction agreements. Criterion under 1122 (d)(3)(i)(a), (c) and (d) are performed by another party participating in the servicing function as described in the transaction agreements.

iv Under criterion 1122(d)(3)(ii) remittances may be made either directly to the investor by Bank of America, N.A. or another participant in the servicing function as described in the transaction agreements. Another party participating in the servicing function is responsible for allocation and distribution priorities described in the transaction agreements.

v Bank of America, N.A. performs the entire criterion 1122(d)(4)(iv) except for the lockbox function which is a specific, limited activity performed by a vendor.

vi   A vendor performs only the lockbox function for criterion 1122(d)(4)(iv).

vii  Bank of America, N.A. performs all of the functions under criterion
     1122 (d)(4)(xi) except for specific, limited tax and insurance monitoring and disbursement activity performed by vendors.

viii A vendor performs specific, limited tax and insurance monitoring and disbursement function for criterion 1122 d)(4)(xi).

ix   Bank of America, N.A. performs all of the functions under criterion 1122
     (d)(4)(xii) except for specific, limited tax and insurance monitoring and disbursement activity performed by vendors.

x A vendor performs specific, limited tax and insurance monitoring and disbursement functinos for criterion 1122(d)(4)(xii).

xi   Bank of America, N.A. performs all of the functions under criterion 1122
     (d)(4)(xiii) except for specific, limited tax and insurance monitoring and discbursement activity performed by vendors.

xii A vendor performs specific, limited tax and insurance monitoring and disbursement functions for criterion 1122(d)(4)(xiii).